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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October 1, 1996
                                                 ------------------------------


                             INCO HOMES CORPORATION
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               (Exact name of registrant as specified in charter)


         Delaware                  0-21378                         33-0534734
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(State or Other Jurisdiction     (Commission                      (IRS Employer
of Incorporation)                File Number)               Identification No.)



1282 West Arrow Highway, Upland, California                               91786
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code       (909) 981-8989
                                                   -----------------------------


                                   no change
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         (Former Name or Former Address, if Changed Since Last Report.)




                                       1.

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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (c)  Exhibit Index


        EXHIBIT NO.     DESCRIPTION
        -----------     -----------

            16 Letter from Ernst & Young LLP dated September 30, 1996 regarding registrant's Form 8-K dated September 17, 1996 that reported dismissal of Ernst & Young LLP as Registrant's principal independent accountant.


                                       2.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INCO HOMES CORPORATION


Date: October 2, 1996                  By: /s/ Ira C. Norris
                                           ------------------------------------
                                           Ira C. Norris
                                           President and Chief Executive Officer


Date: October 2, 1996                  By: /s/ Robert H. Daskal
                                           ------------------------------------
                                           Robert H. Daskal
                                           Executive Vice President and
                                           Chief Financial Officer


                                       3.